Exhibit 99.1

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HPSC, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Everets, Chief Executive Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2002 (the last date of the period covered by the Report).

/s/ John Everets	Dated: November 14, 2002
John W. Everets
Chief Executive Officer

Q_LC01_.DOC (883372 v. 1)